UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Pioneer Companies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PIONEER COMPANIES, INC.
700 Louisiana Street, Suite 4300
Houston, Texas 77002

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 2, 2006

      Pioneer Companies, Inc. will hold its Annual Meeting of Stockholders at the Lancaster Hotel, 701 Texas Avenue, Houston, Texas, on Tuesday, May 2, 2006, at 9:00 a.m.
      We are holding this meeting:

•	to elect six directors to serve until the Annual Meeting of Stockholders in 2007;

•	to approve the Pioneer Companies, Inc. 2006 Stock Incentive Plan;

•	to consider the ratification of the appointment of Deloitte & Touche LLP as Pioneer’s independent registered public accounting firm for the current year; and

•	to transact any other business that properly comes before the meeting.
      Pioneer’s Board of Directors has selected March 24, 2006, as the record date for determining stockholders entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the meeting and number of shares registered in the name of each stockholder will be available for examination by any stockholder at the office of the Secretary of Pioneer, 700 Louisiana Street, Suite 4300, Houston, Texas, during ordinary business hours beginning April 20, 2006, until the date of the meeting.
      You are cordially invited to attend the Annual Meeting. If you do not expect to attend the Annual Meeting in person, please vote, date and return the enclosed proxy as promptly as possible in the enclosed reply envelope.

By Order of the Board of Directors,

Michael Y. McGovern
Chairman of the Board, President,
and Chief Executive Officer
Dated: April 6, 2006

700 Louisiana Street, Suite 4300
Houston, Texas 77002

GENERAL INFORMATION
What is the purpose of the Annual Meeting?
      At the Annual Meeting of Pioneer Companies, Inc., stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of six directors, approval of the Pioneer Companies, Inc. 2006 Stock Incentive Plan (the “2006 Stock Incentive Plan”) and ratification of the appointment of our independent auditors. In addition, our management will report on Pioneer’s performance during 2005 and our current operating and financial performance and outlook, and respond to questions from stockholders. Pioneer’s Annual Report for the fiscal year ended December 31, 2005 is being mailed with this proxy statement.
      The Annual Meeting will be held on May 2, 2006, at the Lancaster Hotel, 701 Texas Avenue, Houston, Texas, beginning at 9:00 a.m. The approximate mailing date of this proxy statement and the accompanying proxy is April 6, 2006.
Will the directors of the Company attend the meeting?
      Our directors are encouraged to attend the Annual Meeting. Last year all of our directors were able to attend the Annual Meeting.
Who is soliciting proxies?
      Pioneer is soliciting your proxy on behalf of our Board of Directors. Pioneer is paying the expense of preparing, printing and mailing this proxy statement, and we will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy statement to the beneficial owners of the common stock. In addition to the solicitation of proxies by mail, proxies may also be solicited by telephone, personal interview or other form of communication by our employees or directors.
Who can vote at the meeting?
      Only those who owned Pioneer’s common stock of record at the close of business on the record date, March 24, 2006, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or at any postponements or adjournments of the meeting.
What are the voting rights of the Pioneer stockholders?
      Each outstanding share of our common stock is entitled to one vote on each matter to be voted on at the meeting. On March 24, 2006, the record date for determining those who are entitled to vote at the meeting, there were a total of 11,769,338 shares of common stock outstanding.
How do I vote?
      You may either vote in person at the Annual Meeting or vote by proxy. To vote by proxy, you must:

•	Complete and properly sign and date the enclosed proxy card.

•	Return the proxy card to us in the enclosed self-addressed envelope. We must receive your proxy card not later than the day preceding the Annual Meeting for your proxy to be valid and for your vote to be counted.

      If you comply with these instructions, your proxy will be voted as you direct. If your proxy card does not either specify a vote for or withhold authority to vote for a nominee for election as a director, the proxy will be voted for such person. If your proxy card does not specify a vote for or against approval of the 2006 Stock Incentive Plan, then it will be voted for approval. If your proxy card does not specify a vote for or against ratification of the selection of our independent registered public accounting firm, it will be voted for ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2006.
How do I revoke my proxy?
      A stockholder who gives a proxy for use at the Annual Meeting can revoke it by providing Gary Pittman, our Vice President and Chief Financial Officer, with notice that the proxy is being revoked, or by submitting a later dated proxy. If you attend the Annual Meeting in person, you can revoke your proxy by voting at the meeting.
What constitutes a quorum?
      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. Abstentions, broker “non-votes” and proxies returned without instructions will be counted as present for purposes of determining whether there is a quorum at the Annual Meeting. The term broker “non-votes” refers to shares held by brokers and other nominees or fiduciaries that are present at the Annual Meeting but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter’s “non-routine” nature.
What vote is required to approve each item?
      Directors are elected by a plurality of the votes cast at the meeting by the holders of our common stock. Approval of the 2006 Stock Incentive Plan and ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006, requires the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote at the meeting to constitute the action of the stockholders. Abstentions and broker “non-votes” will have no effect on the vote for directors. Abstentions and broker “non-votes” will have the effect of a vote against the 2006 Stock Incentive Plan and the ratification of the appointment of our independent registered public accounting firm.
What are the Board’s recommendations?
      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this proxy statement. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Who are the largest owners of Pioneer’s stock?
      The following table shows, as of March 24, 2006, certain information regarding the shares of common stock owned by each person or entity that is known by Pioneer to be the beneficial owner of more than five percent of our common stock. Except as noted, each person or entity has sole voting and investment power over the shares shown in the table.

		Shares
		Beneficially	Percent
Title of Class	Name and Address of Beneficial Owner	Owned	of Class

Common Stock	Kingdon Capital Management, LLC(1)	750,000	6.38%
	152 West 57th Street, 50th Floor
	New York, New York 10019
Common Stock	FMR Corp.(2)	894,390	7.61%
	82 Devonshire Street
	Boston, Massachusetts 02109
Common Stock	Philip J. Hempleman and Ardsley Advisory Partners(3)	757,300	6.44%
	262 Harbor Drive
	Stamford, Connecticut 06902
Common Stock	Barclays Global Investors(4)	1,186,447	10.09%
	45 Fremont Street
	San Francisco, California 94105
Common Stock	Hotchkis and Wiley Capital Management, LLC(5)	1,266,900	10.77%
	725 S. Figueroa Street, 39th Floor
	Los Angeles, California 90017
Common Stock	Mellon Financial Corporation(6)	629,976	5.36%
	One Mellon Center
	Pittsburgh, Pennsylvania 15258

(1)	Based on an amendment to a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006, Kingdon Capital Management, LLC has sole dispositive and voting power over the indicated number of shares.

(2)	Based on an amendment to a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006, FMR Corp. has shared dispositive and voting power over the indicated number of shares, which are owned by various funds for which FMR Corp. serves as investment advisor.

(3)	Based on an amendment to a Schedule 13G filed with the Securities and Exchange Commission on February 15, 2006, Philip J. Hempleman and Ardsley Advisory Partners have shared dispositive and voting power over the indicated number of shares, which are owned by certain managed accounts.

(4)	Based on an amendment to a Schedule 13G filed with the Securities and Exchange Commission on March 8, 2006, Barclays Global Investors has sole dispositive and voting power over the indicated number of shares.

(5)	Based on an amendment to a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006, Hotchkis and Wiley Capital Management, LLC has sole dispositive and voting power over the indicated number of shares.

(6)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 15, 2006, Mellon Financial Corporation has sole dispositive and voting power over the indicated number of shares.

How much stock do Pioneer’s directors and executives own?
      The following table shows, as of March 31, 2006, information regarding beneficial ownership of our common stock by our directors and each executive officer named in the Summary Compensation Table shown below.

		Amount and Nature of
		Beneficial Ownership

		Common	Stock
		Stock	Options	Total
		Beneficially	Exercisable	Common
		Owned	Within 60	Stock
		Excluding	Days of	Beneficially
Name	Position	Options	Record Date	Owned

Michael Y. McGovern	Chairman of the Board,	1,000	25,000	26,000
	President and Chief Executive Officer
Robert E. Allen	Director	1,000	10,000	11,000
Marvin E. Lesser	Director	1,000	29,000	30,000
Charles L. Mears	Director	-0-	10,000	10,000
Richard L. Urbanowski	Director	-0-	15,000	15,000
David A. Scholes	Director and	-0-	-0-	-0-
	Vice President, Manufacturing
Ronald E. Ciora	Vice President,	-0-	-0-	-0-
	Sales and Marketing
Gary L. Pittman	Vice President,	-0-	-0-	-0-
	Chief Financial Officer and Treasurer
Kent R. Stephenson(1)	Vice President,	100	-0-	100
	General Counsel and Secretary
All directors and executive		3,766	89,000	92,766
officers as a group (13 persons)

(1)	Mr. Stephenson resigned effective as of January 31, 2006.
      The beneficial ownership of each of the named individuals and all directors and executive officers as a group in the above table represents less than 1% of the total number of shares which were outstanding as of March 31, 2006.
Change of Control Arrangements
      We do not know of any current arrangements, including any pledge of Pioneer securities by any persons, that may result in a change of control of Pioneer in the future.

PROPOSAL 1:
ELECTION OF DIRECTORS
Directors Standing for Election
      The current term of office of our current directors, Robert E. Allen, Marvin E. Lesser, Michael Y. McGovern, Charles L. Mears, David A. Scholes and Richard L. Urbanowski, expires at the Annual Meeting. Mr. Allen was elected as a director by the Board of Directors on January 24, 2006, and the other directors were elected by the shareholders of the Company at the last Annual Meeting held on May 12, 2005. It is the intention of the Board of Directors that the shares represented by proxy, unless otherwise indicated thereon, will be voted for the election of each of those individuals as directors. If elected, they will hold office for a term continuing until the Annual Meeting of stockholders to be held in 2007 and until their successors are duly elected, or until such director’s earlier resignation or removal.
      The persons designated as proxies reserve full discretion to cast votes for other persons in the event any of the six nominees are unable to serve. However, the Board of Directors has no reason to believe that the nominees will be unable to serve if elected. Proxies cannot be voted for a greater number of persons than the six named nominees.
      The following table shows information regarding the nominees.

	Served as
	Director of
	the Company	Business Experience
	Continuously	During Past 5 Years,
Name	Since	Age and Other Information

Michael Y. McGovern	2001	Mr. McGovern has been President and Chief Executive Officer of Pioneer since September 2002, and the Chairman of the Board since December 31, 2005. He served as President and Chief Executive Officer as well as a director of Coho Energy, Inc., a publicly-held oil and gas exploitation, exploration and development company, from April 2000 to January 2003. In February 2002, Coho Energy filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. From 1998 to March 2000, Mr. McGovern was Managing Director of Pembrook Capital Corporation, a privately held company involved in providing advisory services to distressed or constrained energy companies. From July 1993 to October 1997, he was Chairman and Chief Executive Officer of Edisto Resources Corporation and Convest Energy Corporation, which were publicly-held oil and gas exploration and development companies. Mr. McGovern also serves as a director of GEO Specialty Chemicals, Inc., a specialty chemicals manufacturer. Mr. McGovern is 54 years old.
Robert E. Allen(1)(2)	2006	Mr. Allen has been the Managing Director of Redding Consultants, a management consulting firm, since 1982. Mr. Allen has served as a director of EDO Corporation, a publicly-held defense contractor since 1995. Mr. Allen is 61 years old.
Marvin E. Lesser(1)(2)	2001	Mr. Lesser has been the Managing Partner of Sigma Partners, L.P., a private investment partnership, since 1993, and he has been President of Alpina Management, L.L.C., an investment advisor, since 2000. Mr. Lesser also has been a private consultant since 1992. He is a director of USG Corporation, a manufacturer and distributor of building materials, and St. Moritz 2000 Fund, Ltd., a private investment company. Mr. Lesser is 64 years old.

	Served as
	Director of
	the Company	Business Experience
	Continuously	During Past 5 Years,
Name	Since	Age and Other Information

Charles L. Mears(1)(2)	2004	Mr. Mears retired as Executive Vice President of the chlor-alkali business of Occidental Chemical Corporation, a subsidiary of Occidental Petroleum Corporation, in October 2000, after serving in that position since 1996. He had served in various management positions in that company since 1986, including serving as Senior Vice President of the Industrial Chemicals Division from 1991 until 1996. Mr. Mears began his career with Diamond Shamrock Corporation in 1965, where he held various management positions. He currently serves as a director of KMG Chemicals, Inc., a publicly-held specialty chemicals manufacturer. Mr. Mears is 66 years old.
David A. Scholes	2005	Mr. Scholes has served as our Vice President, Manufacturing since March 2001. From January 1997 to March 2001 he was our Vice President, Manufacturing – U.S., and Vice President, Manufacturing of the Company’s domestic subsidiary. Prior to 1997 he was manager of Occidental Chemical Corporation’s Houston chemical complex. Mr. Scholes has been involved in chlor-alkali manufacturing since 1976. Mr. Scholes was an executive officer of Pioneer in July 2001 when the petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code was filed. Mr. Scholes is 60 years old.
Richard L. Urbanowski(1)(2)	2005	Mr. Urbanowski retired in 1998 as President and Chief Operating Officer of ISK Biosciences Corporation, a specialty chemicals company selling crop protection chemicals and wood preservative products. Mr. Urbanowski began his career with Diamond Alkali Company, where he held various positions in research and development, engineering, operations, production and sales. He is currently a director of KMG Chemicals, Inc., a publicly-held specialty chemicals manufacturer. Mr. Urbanowski is 69 years old.

(1)	Member of Audit Committee.

(2)	Member of Governance and Compensation Committee.
      The Board of Directors recommends that you vote “FOR” election of each nominee listed above. Each properly submitted proxy card will be so voted unless the stockholder submitting such proxy card specifies otherwise.
* * * * * * * * * * * * * * * * * * * *
How is our company governed?
      In accordance with the provisions of the Delaware General Corporation Law and our certificate of incorporation and by-laws, our business, property and affairs are managed by or under the direction of the Board of Directors. The Board of Directors has determined that all of the directors other than Mr. McGovern, who is our President and Chief Executive Officer, and Mr. Scholes, who is our Vice President, Manufacturing, are independent directors, as defined by Rule 10A-3 under the Securities Exchange Act of 1934 and Rule 4200(a)(15) of the NASD Marketplace Rules.
      We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our President and Chief Executive Officer, our Vice President and Chief Financial Officer, our Vice President and Controller, and any other employee with any responsibility for the preparation and filing of documents with the Securities and Exchange Commission. The Code covers various topics, including conflicts of interest, confidentiality of information, and compliance with laws and regulations. We also have adopted a Policy on the Prevention of Insider Trading and Misuse of Confidential Information that also applies to all of our directors, officers and employees. The Policy is designed to prevent the trading of our common stock by any person who may be in possession of material non-public information. Copies of the Code and the Policy are available to stockholders and others on our website, at www.piona.com.
How often did the Board meet during 2005?
      The Board of Directors met nine (9) times during 2005. Each of the persons serving as a director in 2005 attended all of the Board and Board committee meetings held during the period of their service on the Board and Board committees during 2005, except that Mr. Mears missed one of the nine Board meetings. The Board and its committees also act by written consent from time to time.
What is Pioneer’s policy with respect to the directors’ attendance at Board meetings?
      We expect each director to make every effort to attend each Board meeting and each meeting of any Board committee on which he sits. Attendance at Board and Board committee meetings is strongly encouraged.
How can I communicate with Directors?
      If you would like to communicate with our Board of Directors or any individual director, you can write to Gary Pittman, our Vice President and Chief Financial Officer. Your letter should indicate that you are a stockholder. Depending on the subject matter, Mr. Pittman will forward the communication to the director or directors to whom it is addressed; attempt to handle the matter directly, by providing any requested information or resolving any problem that is identified; or not forward a communication that is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each meeting of the Board of Directors, Mr. Pittman will provide a summary of all communications received since the last meeting that were not forwarded, and provide to the directors any such communications upon request. Communications from an officer or director of Pioneer will not be viewed as security holder communications for purposes of this procedure. Communications from an employee or agent of Pioneer will be viewed as security holder communications for purposes of this procedure only if those communications are made solely in such employee’s or agent’s capacity as a security holder.
How are directors compensated?
      Each of our non-employee directors is paid a retainer of $35,000 per year as well as per-meeting fees of $1,500 for attendance at meetings of the Board of Directors. The chairman of the Audit Committee of our Board of Directors is paid an additional annual retainer of $15,000 and the chairmen of the Governance and Compensation Committee and any other permanent committees that may be established by our Board of Directors are each paid an additional annual retainer of $10,000. Each member of a Board committee is paid a per-meeting fee of $1,500 for attendance at meetings of such committee. A non-employee director that provides additional services on behalf of the Board or any committee thereof is paid a fee of $1,500 for each day that such services are provided; provided that, services performed on behalf of the Board must be approved by a majority of the remaining directors and services performed on behalf of a committee must be approved by the committee chairman and the Chairman of the Board.
      A program has been adopted for awarding, without any further action by our Board of Directors or its Governance and Compensation Committee, nonqualified stock options under the Pioneer Companies, Inc. 2001 Employee Stock Option Plan (the “2001 Stock Option Plan”) to each non-employee member of the Board of Directors. The program provides for an initial grant of an option for the purchase of 10,000 shares of common stock to each non-employee member of the Board of Directors and, in the event we were to have a non-employee Chairman of the Board, an additional initial grant of an option for the purchase of an additional 10,000 shares of common stock to any such non-employee Chairman of the Board. Under the program, a non-

employee Chairman of the Board would receive an additional grant for the purchase of 10,000 shares of common stock each year and each other non-employee director receives an additional grant for the purchase of 5,000 shares of common stock each year, with such grants to be made on December 31 of each year. The purchase price of the shares of common stock covered by each option is the fair market value of the shares on the date of grant.
      Our non-employee directors are also eligible to participate in the medical benefits program provided by Pioneer to its employees generally, although the non-employee director is charged the full premium for coverage under the plan without subsidy by Pioneer.
What committees has the Board established?
      Currently the Board has two standing committees: the Audit Committee and the Governance and Compensation Committee. Only independent directors serve as members of those committees. During 2005, the Board also established the Selection Committee for the initial purpose of selecting a new CEO to replace Mr. McGovern. The Selection Committee was discontinued in March 2006 when Mr. McGovern, at the unanimous request of the other members of the Board, agreed to reconsider his earlier decision to leave Pioneer and informed the Board that he would be willing to enter into negotiations with Pioneer to continue his service in his current positions.
      Audit Committee. The Audit Committee is composed of Messrs. Allen, Lesser, Mears and Urbanowski, and is chaired by Mr. Lesser. The Board of Directors has determined that all of the members of the Audit Committee meet the independence standards established by Rule 10A-3 under the Securities Exchange Act of 1934 and Rule 4200(a)(15) of the NASD Marketplace Rules, and that Messrs. Lesser and Allen are each an audit committee financial expert, as defined in Item 401(h) of Regulation S-K as adopted by the Securities and Exchange Commission. Relevant experience of Messrs. Lesser and Allen is provided in their biographical information on page 5 of this proxy statement.
      The Audit Committee has a charter adopted by Pioneer’s Board of Directors on March 24, 2003, and that is available to stockholders and others on our website, at www.piona.com. The Audit Committee charter is also attached hereto as Annex A. The Audit Committee selects Pioneer’s independent registered public accounting firm, monitors its performance, reviews all reports submitted by it and assists the Board in its oversight of the integrity of Pioneer’s financial reporting process and adequacy of its systems of internal control. As part of its duties, the Audit Committee also reviews all accounting and financial reports that we issue. During 2005 the Audit Committee met seven (7) times.
Audit Committee Report
      The Audit Committee of the Board of Directors of Pioneer assists the Board in monitoring (1) the integrity of the financial statements of Pioneer, (2) the compliance by Pioneer with legal and regulatory requirements, and (3) the independence, qualifications and performance of Pioneer’s independent auditors.
      Review with Management. The Audit Committee reviewed and discussed with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the audited consolidated financial statements for the year ended December 31, 2005 and management’s report on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act.
      Discussions with Independent Registered Public Accounting Firm. The Audit Committee discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with that firm its independence from Pioneer. In connection therewith, the Audit Committee has considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining its independence.

      Recommendation to the Pioneer Board of Directors. Based on its review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Pioneer’s Annual Report on Form 10-K for the year ended December 31, 2005.

The Audit Committee

Marvin E. Lesser, Chairman
Robert E. Allen
Charles L. Mears
Richard L. Urbanowski
      Selection Committee. The Selection Committee was established by the Board in November 2005 after it was announced that Pioneer’s CEO, Michael McGovern, would leave Pioneer in 2006 after a successor could be found. This committee was established as a temporary committee whose purpose was to select a new CEO. In March 2006, the Selection Committee was discontinued when Mr. McGovern, at the unanimous request of the other members of the Board, agreed to reconsider his earlier decision to leave Pioneer and informed the Board that he would be willing to enter into negotiations with Pioneer to continue his service in his current positions. The Selection Committee was composed of Messrs. Allen, Lesser, Mears and Urbanowski, and was chaired by Mr. Lesser. The Selection Committee did not have a charter since it had a narrowly defined purpose. The Selection Committee met one time during 2005 and five times in 2006 before it was discontinued.
      Governance and Compensation Committee. The Governance and Compensation Committee is composed of Messrs. Allen, Lesser, Mears and Urbanowski, and is chaired by Mr. Urbanowski. The Governance and Compensation Committee met six (6) times during 2005. The Governance and Compensation Committee has a charter which is available to stockholders and others on our website, at www.piona.com.
      The Governance and Compensation Committee performs the functions of a nominating committee. The Governance and Compensation Committee believes that a nominee for election to the Board of Directors must have qualifications that may be useful to Pioneer, as well as the highest personal and professional ethics. The Governance and Compensation Committee evaluates a number of factors when considering a candidate for director, including the person’s relevant business experience; judgment, skill, integrity and reputation; independence from management; potential conflicts of interest with other pursuits; and willingness to devote the required amount of time to our affairs. When considering whether an incumbent director will be nominated for re-election, the Governance and Compensation Committee also considers the individual’s performance on the Board of Directors.
      A non-employee director proposed that Mr. Allen be considered as a director of Pioneer. All members of the Governance and Compensation Committee met with Mr. Allen, and as a part of Mr. Allen’s evaluation of the desirability of his becoming a director of the Company, he also met with some of the key members of management, including Msgrs. McGovern, Scholes and Pittman. The Governance and Compensation Committee carefully reviewed Mr. Allen’s background and qualifications before nominating him for election by the Board as a director.
      The Governance and Compensation Committee’s policy is to consider candidates recommended by security holders on the same basis as other candidates, provided the recommended candidate meets all of the minimum requirements and qualifications for being a director as specified in the Governance and Compensation Committee’s Charter. Any such recommendations should include the candidate’s name and qualifications for Board membership and should be sent in writing to Gary Pittman, Pioneer’s Vice President and Chief Financial Officer, at 700 Louisiana Street, Suite 4300, Houston, Texas 77002.
      The Governance and Compensation Committee also establishes the level of compensation to be paid to our officers and administers other compensation programs that may be established from time to time.

What are Pioneer’s policies with respect to executive compensation?
      The Governance and Compensation Committee of our Board of Directors has furnished the following report on executive compensation for 2006:
Report of the Governance and Compensation Committee
      The compensation program that has been established for Pioneer’s executives has four primary components: base salary, employee benefits, an annual cash incentive award program, and long-term incentives. Salary levels are compared to various salary survey data on a regular basis.
      We also evaluate our employee benefits on a periodic basis to determine if the package of benefits offered to our salaried employees is competitive, while taking into account the availability of Pioneer’s resources and its performance. Executives receive the same benefits as all other salaried employees.
      Annual cash incentive awards have been provided under Pioneer’s Shared Earnings Plan, in which most of our employees participate. Under the plan, a bonus target, which is an amount determined using a specified percentage of a participant’s base compensation, is established for each employee based on the individual’s level of responsibility and opportunity to contribute to Pioneer’s success. An award pool is generated under the plan if the level of earnings before interest, taxes, depreciation and amortization (“EBITDA”) that is achieved by Pioneer during a calendar year exceeds a threshold level that is approved by our committee at the beginning of the year. If the threshold is achieved, distributions from the award pool, based on Pioneer’s EBITDA, are made in proportion to all participants’ target amounts, and the distributions may exceed the aggregate of the target amounts. Awards were made under the plan with respect to 2005 performance, as a result of Pioneer’s financial results for 2005. For 2005, the applicable bonus target percentages for participants in the plan ranged from 5% to 75%. The applicable bonus target percentage for Michael Y. McGovern, Pioneer’s Chairman, President and Chief Executive Officer, was 75%. Based on Pioneer’s EBITDA and the amount of the award pool for 2005, he received an incentive award under the Shared Earnings Plan of $929,812 for 2005 performance.
      Long-term incentive compensation for our executives may be provided from time to time through the 2001 Stock Option Plan. None of our executive officers received option awards in 2005 under the Plan.
      Mr. McGovern has served as Pioneer’s President and Chief Executive Officer since September 17, 2002, and became Chairman on December 31, 2005. Prior to his employment, the members of the Governance and Compensation Committee and Mr. McGovern negotiated the terms of an employment agreement that govern his employment. The agreement has a term that is automatically extended from day to day so that it always has a remaining term of two years, and it provides for an annual base salary of $450,000. Under the agreement, he participates in the same bonus plan and other benefit plans as are provided to Pioneer’s other executive officers. The agreement also provided for the grant of options for the purchase of 225,000 shares of Pioneer’s common stock at an exercise price of $4.00 per share. All of these options have since vested in accordance with their terms. No additional options have been granted to him since that initial grant. Mr. McGovern also receives reimbursement of approximately $30,000 annually for the rental of an apartment in Houston.
      In November 2005 Mr. McGovern expressed his desire to discontinue his employment with the Company in 2006 after his successor had been identified. In response to a unanimous request by the other members of the Board that he reconsider his earlier decision, he advised the Board on March 19, 2006, that he would like to promptly enter into negotiations for a new contract.

      As described elsewhere in this Proxy Statement, there are only 86,338 remaining options authorized under the 2001 Stock Option Plan. Since the Governance and Compensation Committee believes that long-term incentives in the form of equity are an important component of Pioneer’s overall compensation, the Governance and Compensation Committee and the Board have recommended that Pioneer’s stockholders approve the 2006 Stock Incentive Plan described in Proposal 2 of this Proxy Statement.

The Governance and Compensation Committee

Richard L. Urbanowski, Chairman
Robert E. Allen
Marvin E. Lesser
Charles L. Mears
Compensation Committee Interlocks and Insider Participation
      None of the current members of the Governance and Compensation Committee has ever been an officer or employee of Pioneer or any of its subsidiaries, and no “compensation committee interlocks” existed during 2005.
Summary Compensation Table
      The following table provides information with respect to the compensation of Pioneer’s President and Chief Executive Officer and the four other most highly paid executive officers during the periods indicated:

					Long-Term
		Annual Compensation			Compensation
					Securities
				Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Compensation($)(1)	Options(#)(2)	Compensation($)(3)

Michael Y. McGovern	2005	450,000	929,812	32,086	-0-	2,531
Chairman, President and	2004	450,000	267,308	30,000	-0-	23,188
Chief Executive Officer	2003	450,000	250,000	30,000	-0-	1,620
Ronald E. Ciora(4)	2005	220,000	303,050	6,000	-0-	1,054
Vice President, Sales	2004	216,519	83,438	6,000	45,000	42,805
and Marketing	2003	192,150	30,000	6,000	-0-	1,921
Gary L. Pittman	2005	263,750	363,316	-0-	-0-	3,150
Vice President,	2004	230,000	87,230	-0-	-0-	17,625
Chief Financial Officer	2003	230,000	-0-	-0-	-0-	86,686
and Treasurer
David A. Scholes	2005	261,850	360,698	-0-	-0-	3,068
Vice President,	2004	222,400	84,348	-0-	-0-	16,362
Manufacturing	2003	217,067	-0-	-0-	-0-	1,946
Kent R. Stephenson(5)	2005	190,944	210,420	-0-	-0-	2,864
Vice President, General	2004	198,288	56,149	-0-	-0-	14,798
Counsel and Secretary	2003	188,496	-0-	-0-	-0-	1,909

(1)	We reimburse Mr. McGovern for the rental of an apartment in Houston, which was $32,086 in 2005 and approximately $30,000 in 2003 and 2004. In addition, Pioneer pays Mr. Ciora a $6,000 yearly car allowance.

(2)	Expressed in terms of the numbers of shares of our common stock underlying options granted during the year. All option grants were made under the 2001 Stock Option Plan.

(3)	The amounts reported represent contributions under the Company’s defined contribution plan and to match a portion of the employee’s contributions under a 401(k) plan. In addition, Mr. Ciora was reimbursed $27,851 for 2004 relocation expenses and Mr. Pittman was reimbursed $84,386 for 2003 relocation expenses.

(4)	Ronald E. Ciora was appointed as Pioneer’s Vice President, Sales and Marketing effective February 29, 2004. From August 2003 to February 2004, he was our Vice President, Caustic Soda, and from August 2001 to August 2003, he was our Vice President, Western Regional Sales and Marketing.

(5)	Mr. Stephenson resigned as Pioneer’s Vice President, General Counsel and Secretary, effective January 31, 2006.
Employment Agreements and Severance and Change-in-Control Arrangements
      The employment agreement Mr. McGovern entered into with Pioneer in September 2002 provides that, upon termination of his employment other than for cause (as defined), he will receive any unpaid compensation then due him, as well as a lump sum payment equal to two times his base salary, which is $450,000 per year, and he and his dependents will be entitled to health and life insurance coverage at Pioneer’s expense for a two-year period. The agreement, which has a continuing term of two years, also provides for reimbursement of relocation costs from Dallas to Houston. Pioneer is currently in the process of renegotiating Mr. McGovern’s employment agreement under which he would continue in his current positions, assuming that acceptable terms can be reached.
      The Board of Directors has adopted an executive severance program under the terms of which each of our other executive officers, including Messrs. Ciora, Pittman, Scholes and Stephenson, would each receive one year’s severance pay following termination of employment without cause, as defined. Effective January 31, 2006, Mr. Stephenson resigned as the Vice President, General Counsel and Secretary of the Company. Under a letter agreement dated November 14, 2005, for the one year period commencing with the completion of his active employment on January 31, 2006, Mr. Stephenson will receive one year of severance pay in the aggregate amount of $190,944 and is eligible to participate in all Pioneer employee benefits for a period of one year except for Long-Term Disability, Pioneer’s 401(k) Program, and Pioneer’s Defined Contribution Pension Plan (with any participation in Pioneer’s medical benefit plan to count toward his 36 months of eligible COBRA coverage). Under the letter agreement, Mr. Stephenson agreed to make himself available as a consultant to Pioneer for a six month period after January 31, 2006, during which time he will be paid an amount equal to approximately $95,000 as compensation for his consulting services during that six month period. Pioneer also agreed to pay Mr. Stephenson the amount that he would have been paid had he remained an active employee when the 2005 Shared Earnings Plan payment was made, which payment was determined to be $210,420.
Pension Plan
      Defined-benefit retirement coverage will be provided to our executive officers under Pioneer’s defined-benefit pension plan, but benefits under the plan were frozen as of February 29, 2004. At the normal retirement age of 65, participants under the plan will receive benefits based on their credited service as of February 29, 2004, and their covered compensation for the average of their highest five complete consecutive plan years out of their last ten complete consecutive plan years as of that date, or the average covered compensation for the total length of service if less than five years’ of service have accrued. Covered compensation under the plan includes base pay and annual performance and incentive programs, but excludes all other items of compensation. In addition, benefits will be supplemented by means of a nonqualified, unfunded supplemental retirement plan that provides benefits for key salaried employees in an amount equal to the amount that would be paid under the pension plan but for the maximum compensation limit (currently $220,000) under the Internal Revenue Code.
      The credited service and covered compensation of Messrs. McGovern, Ciora, Pittman, Scholes and Stephenson under the defined-benefit pension plan will not increase beyond the amounts accrued as of February 29, 2004, and only Mr. Scholes will receive future benefits under the supplemental retirement plan. Messrs. McGovern and Pittman will receive benefits under the plan only if they complete at least five years of service with Pioneer. The annual benefits payable upon retirement at normal retirement age for the executive officers named in the Summary Compensation Table are $4,107 for Mr. McGovern, $22,878 for Mr. Ciora, $4,052 for Mr. Pittman, $20,118 for Mr. Scholes, and $28,190 for Mr. Stephenson.

Option Grants in 2005
      During 2005 none of the executive officers named in the Summary Compensation Table was granted a stock option.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
      The following table shows with respect to the executive officers named in the Summary Compensation Table the number of shares acquired upon the exercise of options and the value realized during 2005 and the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 2005, with respect to options to purchase common stock of Pioneer. Also reported are the values for “in-the-money” options, which represent the positive spread between the exercise price of any such existing stock options and the year-end price of our common stock. The closing price of the common stock on December 30, 2005, the last trading day of Pioneer’s fiscal year, was $29.97 per share.

			Number of Shares
			Underlying Unexercised		Value of Unexercised
	Shares		Options at December 31,		In-the-Money Options at
	Acquired on		2005(#)		December 31, 2005($)
	Exercise	Value
Name	(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael Y. McGovern	200,000	$4,054,500	25,000	-0-	$649,250	$-0-
Ronald E. Ciora	30,000	527,000	-0-	30,000	-0-	650,700
Gary L. Pittman	60,000	1,194,100	-0-	-0-	-0-	-0-
David A. Scholes	60,000	1,236,750	-0-	-0-	-0-	-0-
Kent R. Stephenson	30,000	623,800	-0-	-0-	-0-	-0-
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
      On December 31, 2001, Pioneer emerged from bankruptcy and consummated its plan of reorganization. Effective December 31, 2001, all outstanding shares of the common stock existing prior to the reorganization were canceled. Pioneer’s common stock issued in the reorganization did not begin trading until February 5, 2002.
      The following graph compares the cumulative total shareholder return on our common stock to the cumulative total return of the Standard & Poor’s 500 Stock Index and the Standard and Poor’s 400 Chemicals Index for the period from February 5, 2002 to December 31, 2005. The graph assumes a $100 investment in Pioneer’s common stock and in each index on February 5, 2002, and that all dividends were reinvested.

PROPOSAL 2:
APPROVAL OF THE 2006 STOCK INCENTIVE PLAN
      The Board of Directors proposes that the stockholders approve the Pioneer Companies, Inc. 2006 Stock Incentive Plan as adopted by the Board on March 31, 2006. The 2006 Stock Incentive Plan is a complete restatement and amendment of the Pioneer Companies, Inc. 2001 Employee Stock Option Plan. The 2001 Employee Stock Option Plan as it exists prior to the proposed amendment and restatement is referred to herein as the “2001 Stock Option Plan” and as it will exist after the proposed amendment and restatement is referred to as the “2006 Stock Incentive Plan”. The purpose of the amendment and restatement is to authorize the Governance and Compensation Committee (the “Compensation Committee”) of the Board to award an additional one million shares in the form of stock options, restricted stock, stock appreciation rights, restricted stock units, stock bonuses and performance shares. There are one million shares of stock available for award under the 2001 Stock Option Plan, and, from this pool, only 86,338 shares remain available for grant. The aggregate of approximately 86,338 shares which remain available for issuance under the 2001 Stock Option Plan will not be sufficient to cover the stock awards that the Compensation Committee may want to grant in just the next year. The Board of Directors believes that it is important for recruitment and retention of its key employees to make available awards in the form of shares of Pioneer stock. In addition, the 2001 Stock Option Plan only authorizes the award of stock options and the Board of Directors believes that, in light of recent changes in accounting pronouncements, it is important for the Compensation Committee to have the flexibility to award other forms of incentive compensation in addition to stock options.
      The principal features of the 2006 Stock Incentive Plan are summarized below. The summary is not intended to be a complete description of the 2006 Stock Incentive Plan, and you should review the entire 2006 Stock Incentive Plan, a copy of which is included in this Proxy Statement as Annex B.
Description of the 2006 Stock Incentive Plan
      General. The 2001 Stock Option Plan currently provides for a maximum of 1,000,000 shares of the Company as to which awards may be granted (none of which were authorized for full-value stock awards), plus shares forfeited under the 2001 Stock Option Plan. For additional information on awards made and shares reserved under the 2001 Stock Option Plan, please see “Equity Compensation Plan Information” below in this proxy statement. As described above, the Board of Directors is proposing to amend and restate the 2001 Stock Option Plan (and rename it as the “2006 Stock Incentive Plan”) to increase the number of authorized shares from one million to two million shares, all of which would be available for full-value awards. Shares delivered as payment or delivered or withheld for taxes would not become available for future grant under the 2006 Stock Incentive Plan. Awards under the 2006 Stock Incentive Plan will consist of the Company’s authorized common stock or cash. The fair market value of the Company’s common stock as of April 3, 2006 was $29.76 per share. The 2006 Stock Incentive Plan will provide for the grant of incentive stock options, non-qualified options, shares of restricted stock, stock appreciation rights, restricted stock units, stock bonuses and performance shares (collectively, “awards”). Awards under the 2006 Stock Incentive Plan may be made to key employees, including officers and directors who may be employees, and non-employee directors, consultants and advisors. As of December 31, 2005, there were approximately 524 employees and four non-employee directors of the Company who would be eligible to receive awards under the 2006 Stock Incentive Plan. No eligible individual may be granted options and stock appreciation rights under the 2006 Stock Incentive Plan in any single fiscal year of the Company, the total number of shares subject to which exceed 250,000 shares. Shares exchanged or withheld to pay the exercise price of an option or to satisfy tax withholding obligations count against the numerical limits.
      Administration. The 2006 Stock Incentive Plan will be administered by the Compensation Committee. Each member of the Compensation Committee must be both a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and an “outside director” for purposes of section 162(m) of the Internal Revenue Code (the “Code”). The Compensation Committee has full authority, subject to the terms of the 2006 Stock Incentive Plan, to determine the individuals to whom awards are made, the number of shares of common stock represented by each award, the time or times at which options are granted and exercisable, the exercise price of options, and the time or times at which shares of restricted stock, restricted stock units, stock bonuses or performance shares will be issued, vested or exercisable. The Compensation Committee is prohibited from repricing outstanding stock options, without first obtaining stockholder approval.
      Amendments to the 2006 Stock Incentive Plan. The 2006 Stock Incentive Plan may be amended by the Board of Directors. However, the 2006 Stock Incentive Plan may not be amended without the consent of the holders of a majority of the shares of stock then outstanding to (a) increase materially the aggregate number of shares of stock that may be issued under the 2006 Stock Incentive Plan or the maximum number of shares subject to options or rights that may be granted to any eligible individual in any single fiscal year of the Company, (b) increase materially the benefits accruing to eligible individuals under the 2006 Stock Incentive Plan, (c) modify materially the requirements of eligibility for participation in the 2006 Stock Incentive Plan, or (d) reprice outstanding stock options.
      Description of Options under the 2006 Stock Incentive Plan. The 2006 Stock Incentive Plan authorizes the award of both incentive stock options, for which option holders may receive favorable tax treatment under the Code, and non-qualified options, for which option holders do not receive special tax treatment. For further information regarding the tax treatment of options granted under the 2006 Stock Incentive Plan, see “Federal Income Tax Consequences” below.
      Incentive stock options may be granted only to employees. Non-qualified stock options may be granted to employees, directors, consultants and advisors. The exercise price of each option shall be determined by the Compensation Committee, and may be equal to or greater than the fair market value of the stock on the date of grant of the option; provided that the exercise price of an incentive stock option granted to an employee who owns more than 10% of the Company’s common stock may not be less than 110% of the fair market value of the underlying shares of common stock on the date of grant.
      The optionee may pay the exercise price:

•	in cash;

•	with the approval of the Compensation Committee, by delivering or attesting to the ownership of shares of common stock having a fair market value on the trading day immediately preceding the date as of which fair market value is to be determined equal to the exercise price of the option; or

•	by such other method as the Compensation Committee shall approve, including payment through a broker in accordance with cashless exercise procedures permitted by Regulation T of the Federal Reserve Board; provided, however, that options may not be exercised by loans extended to the Optionee by the Company.
      Options vest according to the terms and conditions determined by the Compensation Committee and specified in the option agreement (subject to the minimum vesting provisions described below). The Compensation Committee will determine the term of each option up to a maximum of ten years from the date of grant; provided that the term of an incentive stock option granted to an employee who owns more than 10% of the common stock may not exceed five years from the date of grant.
      Description of Restricted Stock. Restricted stock awards are grants of common stock subject to a required period of employment or service following the award, referred to as the restricted period, and any other conditions established by the Compensation Committee. A restricted stock award will vest at the completion of the restricted period and satisfaction of any other conditions set forth in the award agreement (subject to the minimum vesting provisions described below); otherwise, the shares will be forfeited. The restricted period may not be more than ten years. The recipient of the restricted stock will have the right to vote the shares of restricted stock and, unless the Compensation Committee determines otherwise, will have the right to receive dividends on the shares during the restricted period. The recipient of the restricted stock may not sell, pledge or otherwise encumber or dispose of restricted stock until the conditions imposed by the Compensation Committee have been satisfied.
      Description of Restricted Stock Units and Stock Appreciation Rights. Restricted stock units (RSUs) may be awarded under the 2006 Stock Incentive Plan. A grant of a RSU is a right to receive shares of common stock at a future date, or upon the satisfaction of conditions set forth in the award (subject to the minimum vesting provisions described below). Stock appreciation rights may be awarded under the 2006 Stock Incentive Plan. A stock appreciation right is an award that may be granted on a stand-alone basis or in tandem with a stock option, and entitles the holder to receive an amount equal to the difference between (1) the fair market value of the shares of stock on the date immediately preceding exercise of the stock appreciation right and (2) the fair market value of the shares of stock on the date immediately preceding the date that the stock appreciation right was granted. Stock appreciation rights will become exercisable upon the vesting date specified in the award and satisfaction of conditions set forth in the award (subject to the minimum vesting provisions described below). The term of stock appreciation rights may not exceed ten years. Under the 2006 Stock Incentive Plan, this amount is paid to the holder upon the exercise of a stock appreciation right in the form of shares of stock (valued at their fair market value on the date immediately preceding the time of exercise) or cash, or in a combination thereof.
      Stock Bonuses. Stock Bonuses may be awarded under the 2006 Stock Incentive Plan. A stock bonus award is an award of shares of common stock which may be subject to vesting terms set forth in the award (subject to the minimum vesting provisions described below).
      Description of Performance Shares. Performance shares provide for the future issuance of shares to the recipient upon the attainment of performance goals established by the Compensation Committee over specified performance periods. Prior to payment of performance shares, the Compensation Committee will certify that the performance objectives were satisfied.
      Minimum Vesting of Awards; Accelerated Vesting of Awards. Under the 2006 Stock Incentive Plan, the minimum vesting period for awards (other than performance shares) is three years following the date of the award (at such intervals as the Compensation Committee may determine), with the following exceptions: (i) the minimum vesting period may be one year if the vesting of such award is conditioned upon meeting performance criteria, (ii) an award may provide for accelerated vesting arising upon death, disability, or a Change in Control, and (iii) no minimum vesting period shall be required for awards to non-employee directors. The Compensation Committee may accelerate the vesting of outstanding awards upon a participant’s termination of employment or service in its discretion. The Compensation Committee may also adjust the vesting of outstanding awards based upon the individual circumstances of a participant, provided that the adjusted vesting period for a participant (other than a non-employee director) shall be no less than one year.
      Transferability. Incentive stock options, performance shares, restricted stock unit awards, stock bonuses and, during the period of restriction, shares of restricted stock awarded under the 2006 Stock Incentive Plan are not transferable except as designated by the participant by will or by the laws of descent and distribution. Incentive stock options may be exercised during the lifetime of the optionee only by the optionee or his or her guardian or legal representative. If provided in the award agreement, non-qualified stock options and stock appreciation rights may be transferred by the holder to a “permitted transferee” and may be exercised either by the holder, his or her guardian or legal representative and as otherwise permitted under the laws of descent and distribution, or by a “permitted transferee.”
      For purposes of the 2006 Stock Incentive Plan, a “permitted transferee” means members of the immediate family of the participant, trusts for the benefit of such immediate family members, and partnerships in which substantially all of the interests are held by the participant and members of his or her immediate family. An immediate family member shall mean any descendant (children, grandchildren and more remote descendants), including step-children and relationships arising from legal adoption, and any spouse of a participant or a participant’s descendant.
      Registration and Compliance with Applicable Law. If the Compensation Committee determines under U.S. federal, state or local or foreign law or practice, that government approval or the registration, qualification, or listing of shares of the common stock is necessary or desirable in connection with the granting of awards or their exercise, or the purchase or receipt of shares pursuant to awards, no shares may be purchased or received before the Compensation Committee is satisfied that the desired actions have been completed. The Compensation Committee will not be required to issue any shares of common stock pursuant to an award before it has received all required information and determined that such issuance is in compliance with all applicable laws and securities exchange rules.
      Changes from the 2001 Stock Option Plan. The 2006 Stock Incentive Plan is a complete restatement and amendment of the 2001 Stock Option Plan. Changes from the 2001 Stock Option Plan include the following:

•	an increase in the number of shares of common stock authorized to be issued;

•	authorizing the award of restricted shares, RSUs, stock bonuses, performance shares, and stock appreciation rights (in addition to stock options);

•	providing for a minimum vesting period for awards of three years with the following exceptions: (i) the minimum vesting period may be one year if the vesting of an award is conditioned upon meeting performance criteria, (ii) an award may provide for accelerated vesting arising upon death, disability, or a Change in Control, and (iii) no minimum vesting period is required for awards to non-employee directors; and

•	expressly prohibiting the repricing of stock options.
      Benefits under the 2006 Stock Incentive Plan. No awards have been granted under the 2006 Stock Incentive Plan (as amended and restated); therefore, benefits that will accrue pursuant to the 2006 Stock Incentive Plan are not presently determinable.
Federal Income Tax Consequences
      The following discussion summarizes the U.S. federal income tax consequences arising with respect to awards under the 2006 Stock Incentive Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income or gain may be taxable.
      Tax Treatment of Options. Under current federal tax law, upon the grant of a non-qualified stock option, no taxable income will be realized by the optionee and the Company will not be entitled to any tax deduction. Upon exercise of a non-qualified stock option, an optionee will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option price and the fair market value of the Common Stock on the date of exercise (the “Spread at Exercise”). The Company will be entitled to a corresponding tax deduction. Upon the grant of an incentive stock option, no taxable income will be realized by an optionee and the Company will not be entitled to any tax deduction. If an optionee exercises the option, without having ceased to be an employee of the Company or any of its subsidiaries at any time during the period from the grant of the option until three months before its exercise, then generally, no such taxable income or deduction will result at the time of the exercise of such option. If no “disqualifying disposition” of the stock transferred to an optionee upon exercise of the option is made by the option holder (i.e., no disposition occurs within the period that ends on the later to occur of one year after such stock is so transferred and two years after the grant of the option), any profit (or loss) realized by an optionee from a sale or exchange of such stock will be treated under the Code as long-term capital gain (or loss), and no tax deduction will be allowable to the Company with respect thereto. When an optionee exercises an incentive stock option, the Spread at Exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax provisions of the Code. If a disqualifying disposition of such stock is made by an option holder, the disposition will result in ordinary income at the time of the disposition in an amount equal to the lesser of (1) the gain on the sale or (2) the Spread at Exercise. If the gain exceeds the Spread at Exercise, the excess is a short-term or long-term capital gain depending upon how long the shares are held prior to the sale. If the stock is sold for less than the exercise price, failure to meet the holding period requirement generally will result in a short-term or long-term capital loss, depending upon how long the shares have been held before the sale, equal to the difference between the exercise price and the sale price.
      Tax Treatment of Restricted Stock. A participant generally does not recognize taxable income on the receipt of restricted stock, but does recognize ordinary income on the vesting date, or the date the recipient’s interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. Any dividends paid on the shares of restricted stock before the vesting date are also taxable as compensation income upon receipt.
      However, a participant may elect to recognize income upon the receipt of shares of restricted stock, rather than when the shares vest, equal to the fair market value of the shares on the date of the award. If the participant makes this election, dividends paid with respect to the shares of restricted shares that are paid currently (rather than held subject to forfeiture) will not be treated as compensation, but rather as dividend income, and the recipient will not recognize additional income when the restricted stock becomes vested. The participant will not be entitled to any deduction if, after making this election, he or she forfeits any of the shares of restricted stock. If shares of restricted stock are forfeited after this election is made, the recipient will not be entitled to a refund of the ordinary income tax paid on the shares. The recipient may, however, be entitled to receive a capital loss deduction upon forfeiture.
      The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of shares restricted stock, subject to the limitations of Section 162(m) of the Code.
      Tax Treatment of Restricted Stock Units (RSUs). A recipient does not recognize taxable income on the grant of RSUs, but does recognize ordinary income when they vest, unless settlement of the RSUs is deferred in accordance with the requirements of federal tax law. If these requirements are met, the recipient will recognize taxable income when the shares of common stock are delivered. The amount of this ordinary income will be the fair market value of the shares on the date of vesting or delivery, as applicable, plus the amount of cash payable or paid, as applicable. Any dividends paid on RSUs are also taxable as compensation income upon vesting or payment, as applicable.
      Tax Treatment of Stock Appreciation Rights (SARs). A recipient does not recognize taxable income on the grant of stock appreciation rights, but does recognize ordinary income when they are exercised. The amount of this ordinary income will be the cash or the fair market value of the shares of common stock received upon exercise. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the participant, subject to the limitations of Section 162(m) of the Code.
      Tax Treatment of Stock Bonuses. A recipient of a stock bonus will recognize taxable income to the extent that, and upon the dates that, the shares become vested. The amount of this ordinary income will be the fair market value of the shares of common stock on the vesting date(s). The Company will be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the participant, subject to the limitations of Section 162(m) of the Code.
      Tax Treatment of Performance Shares. A recipient does not recognize taxable income on the grant of performance share awards, but does recognize ordinary income, to the extent that the designated performance measures are satisfied, when they vest. Upon vesting, the recipient will recognize taxable income when the cash or shares of common stock are delivered. The amount of this ordinary income will be the fair market value of the shares on the date of vesting or delivery, as applicable, plus the amount of cash payable or paid, as applicable. Any dividends paid on performance share awards are also taxable as compensation income upon vesting or payment, as applicable.
      The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of performance share awards, subject to the limitations of Section 162(m) of the Code.
      Section 162(m) Limitations. Section 162(m) of the Code generally places a $1 million annual limit on a company’s tax deduction for compensation paid to a “covered employee.” A “covered employee” is an employee who is, on the last day of the company’s taxable year in which the deduction would otherwise be claimed, the company’s chief executive officer or one of the other four highest paid officers named in its proxy statement. This limit does not apply to compensation that satisfies the applicable requirements for performance-based compensation, one of which is that stockholders approve the material terms of the compensation.

      The 2006 Stock Incentive Plan incorporates the requirements for the performance-based compensation exception applicable to options and SARs, so that all such awards should qualify for the exemption. In addition, the Compensation Committee may grant other awards designed to qualify for this exception, such as RSUs or performance shares. However, the Compensation Committee reserves the right to grant awards that do not qualify for this exemption, and in some cases, including a change in control, the exemption may cease to be available for some or all awards (including options and SARs) that otherwise so qualify. Thus, it is possible that Section 162(m) may disallow compensation deductions that would otherwise be available to the Company.
Allocation of Shares Proposed to be Authorized; Cumulative Grants Under the 2001 Stock Option Plan
      The allocation of the additional one million shares proposed to be authorized for issuance under the 2006 Stock Incentive Plan is not currently determinable as such allocation is dependent upon future decisions to be made by the Compensation Committee in its sole discretion, subject to applicable provisions of the 2006 Stock Incentive Plan. The following table summarizes certain information covering cumulative options granted, before consideration of forfeitures and exercises, pursuant to the 2001 Stock Option Plan to:

•	each executive officer named in the Summary Compensation Table,

•	each nominee for election as a director,

•	each person who has received 5% of the options reserved for issuance,

•	all current executive officers as a group,

•	all current directors who are not executive officers, as a group, and

•	all current employees, including all current officers who are not executive officers, as a group, in each case, from inception of the 2001 Stock Option Plan through the date of this proxy statement.
2001 Stock Option Plan Summary of Option Grants

	Cumulative Options	Average Per Share
Name	Granted	Exercise Price

Michael Y. McGovern	225,000	$4.00
Ronald E. Ciora	60,000	6.84
Gary L. Pittman	60,000	4.00
David A. Scholes	60,000	2.50
Kent R. Stephenson	30,000	2.50
Robert E. Allen	10,000	31.37
Marvin E. Lesser	30,000	10.98
Charles L. Mears	20,000	14.68
Richard L. Urbanowski	15,000	23.89
All executive officers as a group	520,000	4.38
All current non-executive directors	75,000	17.27
All other current employees as a group	205,000	8.06
      As of March 24, 2006, the last reported sales price of Pioneer common stock on the NASDAQ National Market was $31.54 per share.

Equity Compensation Plan Information
      The following table provides certain information with respect to the 2001 Stock Option Plan which was the only Pioneer equity compensation plan in effect as of December 31, 2005.

Number of
Securities
Remaining
	Number of	Weighted	Available for
	Securities to be	Average Exercise	Future Issuance
	Issued Upon	Price of	Under Equity
	Exercise of	Outstanding	Compensation
	Outstanding	Options,	Plans (Excluding
	Options, Warrants	Warrants and	Securities Reflected
	and Rights	Rights	in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	235,687	$12.69	96,338
Equity compensation plans not approved by security holders	—	—	—

Total	235,687	$12.69	96,338

      The board of directors recommends that you vote “FOR” the approval of the 2006 Stock Incentive Plan. Each properly submitted proxy card will be so voted unless the stockholder submitting such proxy card specifies otherwise.
PROPOSAL 3:
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      Deloitte & Touche LLP served as Pioneer’s independent registered public accounting firm during the year ended December 31, 2005, and the firm served as Pioneer’s independent accountants for a number of prior years. The firm has been appointed by the Audit Committee as Pioneer’s independent registered public accounting firm to audit our financial statements for the year ending December 31, 2006. The Board of Directors is submitting this matter to a vote of stockholders in order to ascertain their views. If the appointment of Deloitte & Touche LLP is not ratified at the Annual Meeting, the Audit Committee will reconsider its action and will appoint auditors for 2006 without further stockholder action. Further, even if the appointment of Pioneer’s independent registered public accounting firm is ratified by stockholder action, the Audit Committee may at any time in the future in its discretion reconsider the appointment of Pioneer’s independent registered public accounting firm without submitting the matter to a vote of stockholders.
      The fees that we were billed by Deloitte & Touche LLP for professional services with respect to the last two years included the following:

•	Audit Fees — The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the audit of our annual financial statements, the review of the financial statements included in our quarterly reports and the audit of management’s assessment of the effectiveness of internal control over financial reporting for the year ended December 31, 2005 were $1,492,489 in 2005 and $594,562 in 2004. The 2004 period did not include audit services related to management’s assessment of internal control over financial reporting since 2005 was the first period Pioneer was required to comply with the provisions of the Sarbanes-Oxley Act.

•	Audit-Related Fees — The aggregate fees billed for assurance and related services by Deloitte & Touche LLP that are not reported in Audit Fees above were $41,800 and $83,000 for the audits of our defined benefits and contribution plans in 2005 and 2004, respectively.

•	Tax Fees — The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice and tax planning were $251,669 in 2005 and $163,254 in 2004.

•	All Other Fees — The aggregate fees billed for all other services rendered by Deloitte & Touche LLP, consisting of assistance with compliance with the provisions of the Sarbanes-Oxley Act, were $88,091 in 2005 and $159,944 in 2004. There were no other fees incurred for services provided by Deloitte & Touche LLP in 2005 or 2004.
      The Audit Committee is responsible for approving every engagement of Deloitte & Touche LLP to perform audit or non-audit services on behalf of Pioneer or any of its subsidiaries before Deloitte & Touche LLP is engaged to provide those services. The Audit Committee considered the non-audit services that Deloitte & Touche LLP provided to Pioneer and whether they impaired the independence of Deloitte & Touche LLP, and concluded that they did not. The Audit Committee adopted pre-approval policies and procedures in August 2004, and all Audit-Related Fees, Tax Fees and All Other Fees as described above and provided since that date were approved in accordance with such policies and procedures.
      It is expected that representatives of Deloitte & Touche LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.
      The Board of Directors recommends that you vote “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. Each properly submitted proxy card will be so voted unless the stockholder submitting such proxy card specifies otherwise.
OTHER MATTERS
Stockholder Proposals
      It is anticipated that the next Annual Meeting of Stockholders after the one scheduled for May 2, 2006, will be held on or about May 8, 2007. All stockholder proposals relating to a proper subject for action at the 2006 Annual Meeting to be included in our proxy statement and form of proxy relating to that meeting must be received by us for our consideration at our principal executive offices no later than December 7, 2006, in accordance with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934; provided that, if the date of the 2007 Annual Meeting is changed by more than 30 days from May 8, 2007, then notice must be received a reasonable time before we mail our proxy materials for the 2007 Annual Meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. In addition, the proxy solicited by our Board for the 2007 Annual Meeting of stockholders will confer discretionary authority to vote on any stockholder proposal raised at that meeting that is not described in the proxy statement for that meeting unless we receive notice of the proposal on or before February 20, 2007, and the stockholder submitting the proposal otherwise follows the procedures specified in Rule 14a-4(c); provided that, if the date of the 2007 Annual Meeting of Stockholders is changed by more than 30 days from May 2, 2007, then notice must be received a reasonable time before we mail our proxy materials for the 2007 Annual Meeting.
Householding Matters
      The Securities and Exchange Commission permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding. As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, that stockholder should contact his or her broker or send a request to the Pioneer’s corporate secretary at our principal executive offices, 700 Louisiana Street, Suite 4300, Houston, Texas 77002, telephone number (713) 570-3200. We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the 2005 Annual Report and this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered. Likewise, a beneficial stockholder sharing an address who is receiving multiple copies of annual reports or proxy statements may request delivery of a single copy of such reports by contacting his or her broker or delivering a request to Pioneer’s corporate secretary as provided above. The Annual Report is not a part of the proxy solicitation material.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934 requires Pioneer’s directors and certain officers, and persons who own more than ten percent of Pioneer’s common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on review of copies of such reports received or written representations from certain reporting persons, Pioneer believes that during 2005 all filing requirements applicable to our directors and officers were satisfied, with the exception of (1) Mr. Stephenson, who filed a Form 4 on April 7, 2005, which filing was two days late, (2) Mr. Ciora, who filed a Form 4 on April 11, 2005, which filing was three days late, (3) Mr. Scholes, who filed a Form 4 on April 7, 2005, which filing was one day late and (4) the Forms 4 relating to the issuance of stock options to Pioneer’s outside directors on December 31, 2005 to each of Messrs. Lesser, Mears and Urbanowski, which Forms 4 were filed on April 4 and 5, 2006. Certain officers of Pioneer had been instructed by the directors to file the Forms 4 on their behalf on a timely basis but inadvertently failed to do so with respect to the above-described Forms 4.
      As of the date hereof, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other business shall properly come before the Annual Meeting, the persons named in the proxy will vote according to their best judgment.

By order of the Board of Directors,

Michael Y. Mcgovern
Chairman of the Board, President and Chief Executive Officer
April 6, 200l

Annex A
Audit Committee Charter
PIONEER COMPANIES, INC.
AUDIT COMMITTEE CHARTER
      The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence, qualifications and performance of the Company’s independent auditors. The Audit Committee shall prepare the report required by the rules and regulations of the Securities and Exchange Commission to be included in the Company’s annual proxy statement. The Audit Committee shall have and may exercise all the powers of the Board of Directors, except as may be prohibited by law, with respect to all matters encompassed by this Charter, and all the power and authority required under the Sarbanes-Oxley Act of 2002.
      The Audit Committee shall be elected by the Board of Directors and shall consist of a number of directors fixed from time to time by the Board of Directors, not less than the minimum number required by any statute, rule or regulation of any government body or securities market that is applicable to the Company. The Board of Directors shall also elect a chairman of the Audit Committee. The members of the Audit Committee shall meet the applicable independence and experience requirements of the Nasdaq, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the SEC, in each case after giving effect to any applicable phase-in requirements. Unless otherwise determined by the Board of Directors, no member of the Audit Committee shall simultaneously serve on the audit committees of more than two other public companies.
      The independent auditors of the Company are ultimately accountable to the Board of Directors and the Audit Committee. The Audit Committee shall have the sole authority to appoint and, where appropriate, replace the Company’s independent auditors and to approve all audit engagement fees and terms. The Audit Committee shall be responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditors shall report directly to the Audit Committee.
      The Audit Committee shall preapprove all audit, review or attest engagements and permissible non-audit services, including the fees and terms thereof, to be performed by the independent auditors, subject to, and in compliance with, the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 and the applicable rules and regulations of the SEC.
      The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permissible non-audit services. Any decisions of such subcommittee to grant preapprovals shall be reported to the full Audit Committee at its next scheduled meeting.
      The Audit Committee shall:

•	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

•	Review the annual audited financial statements with management and the independent auditors, as well as disclosures made in management’s discussion and analysis of financial condition and results of operations in the Company’s Annual Report on Form 10-K.

•	Recommend to the Board of Directors whether the Company’s annual audited financial statements and accompanying notes should be included in the Company’s Annual Report on Form 10-K.

•	Review with management and the independent auditors the Company’s quarterly financial statements, and disclosures made in management’s discussion and analysis of financial condition and results of operations, prior to the filing of the Company’s Quarterly Reports on Form 10-Q, including any matters specified by the PCAOB for a review of interim financial information as described in SAS 100, arising in connection with the Company’s quarterly financial statements.

•	Review and discuss with management and the independent auditors:

•	major issues regarding accounting principles and financial statement presentations, including significant changes in the selection or application of accounting principles, any major issues concerning the adequacy of the Company’s internal controls and special steps adopted in light of material control deficiencies.

•	analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative methods of generally accepted accounting principles on the financial statements.

•	Review and discuss quarterly reports from the independent auditors on:

•	All critical accounting policies and practices to be used.

•	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including (1) ramifications of the use of such alternative disclosures and treatments and (2) the treatment preferred by the independent auditors.

•	Other material written communications between the independent auditors and management, such as any management letter provided by the independent auditors and management’s response to that letter, any management representation letter, any reports on observations and recommendations on internal controls, any schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any, and any engagement or independence letters.

•	Review with management the Company’s earnings press releases, with particular emphasis on the use of any “non-GAAP financial measures,” as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (covering, for example, the types of information to be disclosed and the type of presentation to be made).

•	Review with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•	Discuss with the independent auditors the matters required to be communicated by the independent auditors pursuant to Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work and management’s response, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

•	Review any disclosures that the Company’s chief executive officer and chief financial officer make to the Audit Committee and the independent auditors in connection with the certification process for the Company’s Reports on Form 10-K and Form 10-Q concerning any significant deficiencies or weaknesses in the design or operation of internal controls and any fraud that involves management or other employees who have a significant role in the internal controls of the Company.

•	Review the capabilities and performance of the lead partner of the independent auditors.

•	At least annually, obtain and review a report by the independent auditors describing (i) the independent auditors’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Company as contemplated by Independence Standards Board Standard No. 1. Evaluate the independent auditors’ qualifications, performance and independence, including considering whether the independent auditors’ quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditors’ independence. In making this evaluation, the Audit Committee shall take into account the opinions of management. The Audit Committee shall present its conclusions with respect to the independent auditors to the full Board of Directors.

•	Confirm the regular rotation of the audit partners as required by law. Consider whether there should be regular rotation of the independent auditing firm.

•	Review with the independent auditors any communication or consultation between the Company’s audit team and the independent auditors’ national office respecting auditing or accounting issues presented by the engagement.

•	Obtain from the independent auditors assurance that Section 10A(b) of the Securities Exchange Act of 1934 has been complied with.

•	Review with the Company’s General Counsel legal matters that may have a material impact on the Company’s financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

•	Meet periodically with management and the independent auditors in separate executive sessions.

•	Make regular reports to the Board of Directors.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is also not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s Corporate Conduct Policy.
      The Audit Committee shall have the authority to retain and obtain advice and assistance from current or independent legal, accounting or other advisors without seeking approval of the Board of Directors. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or advisors to, the Audit Committee. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report to any advisors employed by the Audit Committee.
      The Audit Committee will meet as often as the members shall determine to be necessary or appropriate, but at least four times per year. In addition, the Audit Committee will make itself available to the independent auditors of the Company as requested. The Board of Directors shall be kept informed of the proceedings of the Audit Committee and the Audit Committee shall timely make the recommendations that are approved by the Audit Committee, to the Board of Directors.

Annex B
2006 Stock Incentive Plan
PIONEER COMPANIES, INC.
2006 STOCK INCENTIVE PLAN
      WHEREAS, Pioneer Companies, Inc. (the “Company”) adopted the 2001 Employee Stock Option Plan, effective December 31, 2001; and
      WHEREAS, the 2001 Employee Stock Option Plan authorizes the award of up to 1,000,000 shares of Stock, and from this pool of Stock, there remain available for grant only 86,338 shares of Stock; and
      WHEREAS, the Board of Directors has determined that there is a need to replenish the pool by adding thereto an authorization to award up to an additional 1,000,000 shares of Stock, subject to approval by the Company’s stockholders at the 2006 Annual Meeting of Stockholders; and
      WHEREAS, it is desirable that the Plan be restated and amended, effective upon the date that stockholder approval of the Plan is obtained, to be called the Pioneer Companies, Inc. 2006 Stock Incentive Plan; and
      WHEREAS, the Company desires to set forth the amended terms of the Plan, under which the Committee may award options, restricted shares, restricted stock units, stock appreciation rights stock bonuses and performance shares to be issued as shares of common stock of the Company;
      NOW, THEREFORE, the Plan is hereby amended and restated, effective upon the date on which stockholder approval of the Plan is obtained, to provide as follows:
I.     GENERAL
      1. Purpose of the Plan. The Pioneer Companies, Inc. 2006 Stock Incentive Plan (the “Plan”) is intended to promote the interests of Pioneer Companies, Inc., a Delaware corporation (the “Company”), by encouraging key personnel of the Company and its affiliates to acquire or increase their equity interest in the Company and to provide a means whereby they may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Plan is also intended to enhance the ability of the Company, its subsidiaries and affiliated entities to attract and retain the services of individuals who are essential for the growth and profitability of the Company.
      2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:
      “Awards” shall mean and include Options, Restricted Stock, Restricted Stock Units, Stock Bonuses, Stock Appreciation Rights and Performance Shares awarded under the Plan.
      “Board” shall mean the Board of Directors of the Company.
      “Cause” shall have the meaning set forth in Part II, Section 5(c) hereof.
      “Change in Control” shall be deemed to occur if, subsequent to the effective date of this Plan, (i) any “person” (as that term is used in Sections 13 and 14(d) (2) of the Exchange Act) is or becomes the beneficial owner (as that term is used in Section 13 (d) of the Exchange Act), directly or indirectly, of 40% or more of either the outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally, (ii) during any period of two consecutive years, individuals who constitute the Board at the beginning of such period cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s shareholders of each new director was approved by a vote of at least three-fourths of the directors then still in office who were directors at the beginning of the period or (iii) the Company undergoes a liquidation or dissolution or a sale of all or substantially all of the assets of the Company. Any merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Company’s then outstanding securities entitled to vote generally prior to said combination, own 50% or more of the resulting entity’s outstanding securities entitled to vote generally shall not, by itself, be considered a Change in Control.
      “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.
      “Committee” shall mean the Compensation Committee of the Board or any other committee of the Board designated from time to time by the Board to administer the Plan.
      “Common Stock” shall mean the common stock of the Company, $0.01 par value.
      “Effective Date” shall mean the date that stockholders approve the Plan, May 2, 2006.
      “Eligible Person” means any person who is an employee, officer, director, consultant or advisor of the Company or any affiliate, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant or advisor of the Company or any affiliate.
      “Employee” shall mean any person who is an employee of the Company or any parent or subsidiary thereof within the meaning of Treasury Regulations § 1.421-7(h).
      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
      “Fair Market Value” of a Common Stock as of a given date shall mean the closing sales price of the Common Stock on the applicable exchange or market on the trading day immediately preceding the date as of which Fair Market Value is to be determined or, in the absence of any reported sales of Common Stock on such date, on the first preceding date on which any such sale shall have been reported.
      “Incentive Stock Option” or “ISO” shall mean a stock option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision thereto.
      “Insider” shall mean an officer or a Director of the Company or any other person whose transactions in Common Stock are subject to Section 16 of the Exchange Act.
      “Non-Qualified Stock Option” or “NSO” shall mean a stock option granted under Part II of the Plan that is not an Incentive Stock Option.
      “Option” shall mean an Incentive Stock Option or a Nonqualified Stock Option.
      “Optionee” shall mean an individual to whom an Option has been granted, which Option has not expired, under the Plan.
      “Option Agreement” shall mean an agreement between the Company and an Optionee under which the Optionee may purchase Common Stock under the Plan.
      “Option Price” shall mean the price at which each share of Common Stock subject to an Option may be purchased, determined in accordance with Part II hereof.
      “Participant” means any Eligible Person who is selected by the Board or Committee to participate in the Plan.
      “Performance Share” shall have the meaning ascribed to it in Part IV.
      “Permitted Transferees” means members of the immediate family of the Participant, trusts for the benefit of such immediate family members, and partnerships in which substantially all of the interests are held by the Participant and members of his or her immediate family. An immediate family member shall mean any descendant (children, grandchildren and more remote descendants), including step-children and relationships arising from legal adoption, and any spouse of a Participant or a Participant’s descendant.
      “Person” shall mean an individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

      “Restricted Period” has the meaning ascribed to it in Part III.
      “Restricted Stock” and “Restricted Stock Units” have the meanings ascribed to them in Parts III and IV.
      “Rule 16b-3” shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation as in effect from time to time.
      “SEC” shall mean the Securities and Exchange Commission, or any successor thereto.
      “Stock Appreciation Rights” has the meaning ascribed to it in Part V.
      “Subsidiary” shall mean a subsidiary corporation of the Company, within the meaning of Section 424(f) of the Code.
      3. Administration. The Plan shall be administered by a Committee comprised of at least three directors selected by the Board. Each Committee member shall meet the definition of a “nonemployee director” for purposes of Rule 16b-3 and of an “outside director” under section 162(m) of the Code. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts that are unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. The Board shall also have the authority to exercise the powers and duties of the Committee under the Plan. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to designate those Eligible Persons to receive awards of Options, Restricted Stock, Restricted Stock Units, Stock Bonuses, Stock Appreciation Rights and/or Performance Shares, to determine the time or times of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, to determine the number and value of Performance Shares awarded and earned, to cancel or suspend Awards, and to delegate to one or more officers of the Company its authority under the Plan as and to the extent permitted under Section 157 of the Delaware General Corporation Law or other applicable law. The Committee shall also interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan, establish, amend, suspend, rescind or waive rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and make any other determination and take any other action that the Committee deems necessary or desirable for the proper administration of the Plan. All such actions and determinations shall be within the sole discretion of the Committee and shall be final, conclusive, and binding upon all Persons.
      4. Shares Available for Awards.

(a) Shares Available: Subject to adjustment as provided in Section 4(d), the maximum aggregate number of shares of Common Stock subject to Awards under the Plan shall be 2,000,000 shares. If, for any reason, any Award under the Plan otherwise distributable in Shares, or any portion of the Award, shall expire, terminate or be forfeited or canceled, or be settled in cash pursuant to the terms of the Plan and, therefore, any such Shares are no longer distributable under the Award, such Shares shall again be available for award under the Plan. Shares that are withheld or tendered to pay the exercise price for Options or to pay any taxes required to be withheld shall not again be available for award under the Plan.

(b) No Recycling of Shares. Except for cancelled or forfeited shares and shares settled in cash, the Plan is intended to restrict the recycling of shares back into the Plan. Shares exchanged or withheld to pay the exercise price of an Award and to satisfy tax withholding obligations count against the numerical limits of the Plan.

(c) Sources of Shares Deliverable Under the Plan. Shares of Common Stock issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(d) Adjustments. In the event of a dividend or other distribution (whether in the form of cash, securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common

Stock or other securities of the Company, or in the case of any other transaction described in section 424(a) of the Code, the Committee shall, in such manner as it may deem equitable and appropriate, change any or all of (i) the maximum aggregate number of shares that may be issued under Section 4(a) hereof, (ii) the maximum aggregate number of shares that may be subject to Awards granted to any one individual under Section 6(a)(iii) hereof, (iii) the number and type of shares subject to outstanding Awards and/or the Option Price; provided, in each case, that with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause a violation of Section 422(b)(1) of the Code, or any successor provision thereto; and provided, further, that any fractional shares resulting shall be disregarded. In the event of any merger, consolidation, reorganization or similar corporate event in which shares of the Common Stock are to be exchanged for payment of cash (the “Cash Consideration”), the Committee may, in its discretion, (i) make equitable adjustments as provided above or (ii) cancel any outstanding Award in exchange for payment in cash which, in the case of Options, shall be an amount equal to the excess (if any) of (A) the Cash Consideration per share multiplied by the shares underlying such Option over (B) the Option Price for such shares.

(e) Impact of a Change in Control. Notwithstanding any other provision of this Plan to the contrary, in the event of a Change in Control of the Company, the Committee may, in its sole discretion, provide for all or any part of outstanding Awards to become vested to such extent and at such time as determined by the Committee.

      5. Eligibility. All Eligible Persons are eligible to receive a grant of an Award under the Plan.
      6. Term of the Plan. No Award shall be granted under the Plan after the 10th anniversary of the Effective Date. However, unless otherwise expressly provided in the Plan or in an applicable Award agreement, any Award granted prior to such termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.
II.     STOCK OPTIONS
      1. Options. Options granted under the Plan may be either “incentive stock options” intended to qualify as such under the Internal Revenue Code, or “nonqualified stock options,” which are not intended to so qualify. Subject to the provisions of the Plan, the Committee’s authority hereunder shall include the following terms and conditions and such additional terms and conditions as the Committee shall determine that are not inconsistent with the provisions of the Plan.

(a) Option Grant. The Committee shall, in its sole discretion, determine and designate from time to time those Eligible Persons who are to be granted an Option. The grant of an Option shall first be effective upon the date it is approved by the Committee, except to the extent the Committee shall specify a later date upon which the grant of an Option shall first be effective. The Company and the Optionee shall execute an Option Agreement which shall set forth such terms and conditions of the Option as may be determined by the Committee to be consistent with the Plan, and which may include additional provisions and restrictions that are not inconsistent with the Plan. Notwithstanding the foregoing, Incentive Stock Options may only be granted to Eligible Persons who are Employees.

(b) Maximum Limit. Notwithstanding anything elsewhere in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Options granted to any Optionee during any one calendar year shall be 250,000 shares, subject to adjustments as provided in Part I, Section 4(d) hereof.

(c) Option Price. The Option Price in respect of an Option shall be determined by the Committee; provided, however, that the Option Price shall not be less than 100 percent of the Fair Market Value of a share of Common Stock on the date of grant.

(d) Vesting. An Option shall vest and become exercisable in the manner and subject to such conditions provided by the Committee and set forth in the Option Agreement. The minimum period over which an Option awarded to a Participant may vest shall be three (3) years following the date of the Award (at such intervals as the Committee may determine), with the following exceptions: (i) the minimum vesting period may be one year if the vesting of such Award is conditioned upon meeting performance criteria, (ii) an Option Award may provide for accelerated vesting arising upon death, disability, or a Change in Control, and (iii) no minimum vesting period shall be required for Option Awards to non-employee directors. The period during which a vested Option may be exercised shall be determined by the Committee, subject to such limitations as may apply upon the termination of an Optionee’s employment or other service or as otherwise specified by the Committee in the Option Agreement.

(e) The Committee may in its discretion, at any time after the date of the award of Options, adjust the vesting period to account for individual circumstances of a Participant or group of Participants, but in no case shall the vesting period be less than one year except as provided above.

(f) Except as otherwise determined by the Committee in its sole discretion, a Participant whose employment or service with the Company and all Subsidiaries terminates prior to the full vesting of an Award of Options for any reason shall forfeit all unvested Options.

(g) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, check acceptable to the Company, shares of Common Stock already owned for more than six months, a “cashless-broker” exercise (through procedures approved by the Company), other securities or other property, or any combination thereof) in which payment of the Option Price may be made or deemed to have been made. In no event shall an Optionee be permitted to exercise an Option through a loan extended by the Company.

      2. Substitution of Options in a Merger or Consolidation, Cancellation of Options; Prohibition on Repricing Options.

(a) Options may be granted from time to time in substitution for similar awards held by employees of other corporations who become Eligible Persons as the result of a merger or consolidation of the employing corporation with the Company or any subsidiary, or the acquisition by the Company or any subsidiary of the assets of the employing corporation, or the acquisition by the Company or any subsidiary or an affiliate of stock of the employing corporation; provided, however, that the newly issued Options must have an aggregate value (the “spread” between the option exercise price and the per-share consideration in the merger, consolidation, or acquisition) equivalent to the assumed or substituted options, and the newly issued Options cannot give the holder more favorable benefits than he had under the assumed or substituted Options.

(b) The Committee may provide in an Option Agreement that the Company may cancel, suspend or otherwise limit any Options if the Optionee engages in activity that is detrimental to the Company.

(c) Without the approval of the Company’s stockholders, the Committee is expressly prohibited from: (i) cancelling outstanding Options and replacing such Options (or regranting new Options) with a lower exercise price; (ii) amending outstanding Options to reduce the exercise price; or (iii) providing that the Company shall purchase, in exchange for cash or Common Stock, outstanding Options with an exercise price which is more than the Fair Market Value of Common Stock at the date of the exchange.
      3. General.

(a) Options May Be Granted Separately or Together. Options may, in the discretion of the Committee, be granted either alone or in addition to any other Award granted under the Plan or any award granted under any other plan of the Company or any affiliate.

(b) Limits on Transfer of Options.

(A) Except as provided in (C) below, each Option, and each right under any Option, shall be exercisable only by the Optionee during the Optionee’s lifetime, or, if permissible under applicable law and to the extent permitted by the Committee, by the Optionee’s guardian or legal representative.

(B) Except as provided in (C) below, no Option and no right thereunder may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by an Optionee otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any affiliate.

(C) Notwithstanding anything in the Plan to the contrary and to the extent specifically provided by the Committee with respect to a grant, a Nonqualified Stock Option may be transferred to a Permitted Transferee on such terms and conditions as the Committee may establish from time to time.

(c) Term of Options. The term of each Option shall be for such period as may be determined by the Committee; provided, that in no event shall such term of any Option exceed a period of 10 years from the date of its grant.

(d) Delivery of Shares or other Securities and Payment of Consideration. No shares of Common Stock shall be delivered pursuant to any Option until payment in full of any amount required to be paid pursuant to the Plan or the applicable Option Agreement (including, without limitation, any Option Price, tax payment or tax withholding) is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other securities, other Options or other property, cashless exercise with simultaneous sale, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the fair market value of any such shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Option Agreement to the Company.
      4. Additional Rules for ISOs.

(a) Annual Limits. No Incentive Stock Option shall be granted to an Optionee as a result of which the aggregate Fair Market Value (determined as of the date of grant) of the stock with respect to which “incentive stock options” are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company, any Subsidiary, or any parent corporation, would exceed $100,000, determined in accordance with section 422(d) of the Code. This limitation shall be applied by taking options into account in the order in which granted. Any Option intended to be an Incentive Stock Option that is granted in excess of such limit shall instead be treated as a Nonqualified Stock Option.

(b) Termination of Employment. An Incentive Stock Option may provide that such Option may be exercised not later than three months following termination of employment of the Optionee with the Company and all Subsidiaries, subject to special rules relating to death and disability, as and to the extent determined by the Committee to be consistent with the requirements of section 422 of the Code and Treasury Regulations thereunder.

(c) Other Terms and Conditions. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under section 422 of the Code. Such terms shall include, if applicable, limitations on Incentive Stock Options granted to ten-percent owners of the Company as determined under sections 422(b)(6) and 424(d) of the Code. An Option Agreement for an Incentive Stock Option shall provide that such Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to “incentive stock options” under the Code shall not be satisfied.

(d) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Optionee upon exercise, the Optionee shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.
      5. Termination of Service.

(a) Death. Unless otherwise provided by the Committee and set forth in the Option Agreement, if an Optionee shall die at any time after the date of grant and while he is an Eligible Person, the executor or administrator of the estate of the decedent, or the person or persons to whom an Option shall have been validly transferred in accordance with Section 6(c) hereof pursuant to will or the laws of descent and distribution, shall have the right, during the period ending one year after the date of the Optionee’s death (subject to the term of the Option), to exercise the Optionee’s Option to the extent that it was exercisable at the date of the Optionee’s death and shall not have been previously exercised.

(b) Disability. Unless otherwise provided by the Committee and set forth in the Option Agreement, if an Optionee’s employment or other service with the Company or any Subsidiary shall be terminated as a result of his permanent and total disability (within the meaning of section 22(e)(3) of the Code) at any time after the date of grant and while he is an Eligible Person, the Optionee (or in the case of an Optionee who is legally incapacitated, his guardian or legal representative) shall have the right, during a period ending one year after the date of his disability (subject to the term of the Option), to exercise an Option to the extent that it was exercisable at the date of such termination of employment or other service and shall not have been exercised.

(c) Termination for Cause. Unless otherwise provided by the Committee and set forth in the Option Agreement, if an Optionee’s employment or other service with the Company or any Subsidiary shall be terminated for Cause, the Optionee’s right to exercise any unexercised portion of an Option shall immediately terminate and all rights thereunder shall cease. Unless otherwise provided by the Committee and set forth in the Option Agreement, termination for “Cause” shall mean (i) the failure by the Optionee to substantially perform his duties (other than any such failure resulting from his death or disability); (ii) conduct which is detrimental to the Company’s reputation, goodwill or business operations; (iii) the negligent performance by the Optionee of his duties to the Company; (iv) willful fraud or dishonesty in connection with the Optionee’s performance of duties hereunder; or (v) the conviction of the Optionee by a court of competent jurisdiction of a felony or a crime involving moral turpitude; provided, however, that in the event the Optionee shall be a party to any employment agreement with the Company that provides for a definition of “Cause” that is different from the foregoing, then such definition in such employment agreement shall govern with respect to the Optionee for the purposes of this Plan. The Committee shall have the power, exercisable in a reasonable manner, to determine whether the Optionee has been terminated for Cause and the date upon which such termination for Cause occurs. Any such determination shall be final, conclusive and binding upon the Optionee.

(d) Other Termination of Service. Unless otherwise provided by the Committee and set forth in the Option Agreement, if an Optionee’s employment or other service with the Company or any Subsidiary shall be terminated for any reason other than death, permanent and total disability or termination for Cause, the Optionee shall have the right, during the period ending 90 days after such termination (subject to the term of the Option), to exercise an Option to the extent that it was exercisable at the date of such termination and shall not have been exercised. For purposes of this Section 7(d), an Optionee shall not be considered to have terminated employment or other service with the Company or any Subsidiary until the expiration of the period of any military, sick leave or other bona fide leave of absence, up to a maximum period of 90 days or such greater period during which the Optionee is guaranteed reemployment either by statute or contract.
      6. Impact Upon Stock Options of a Change in Control. Except as otherwise provided in a stock option agreement, if a Change in Control occurs, and if the agreements effectuating the Change in Control do not provide for the assumption or substitution of all outstanding stock options, then with respect to any stock option that is not so assumed or substituted (a “Non-Assumed Stock Option”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Stock Options, take any or all of the following actions to be effective as of the date of the Change in Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change in Control, but only if such action remains contingent upon the effectuation of the Change in Control) (such date referred to as the “Action Effective Date”):

(a) Unilaterally cancel such Non-Assumed Stock Option in exchange for:

(i) whole Shares and cash in lieu of any fractional Share or whole shares of a successor and cash in lieu of any fractional share that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Stock Option less the aggregate Option Price for the options with respect to such Shares; or

(ii) cash or other property equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Stock Option less the aggregate Option Price for the options with respect to such Shares.

(b) Unilaterally cancel such Non-Assumed Stock Option after providing the holder of such Option with (1) an opportunity to exercise the option within a specified period prior to the date of the Change in Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period. However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Stock Option is an Insider, payment of cash in lieu of whole Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a stock option agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an option.
      7. Stock Certificates.

(a) Issuance of Certificates. The Company shall issue a stock certificate in the name of the Optionee (or other person exercising the Option in accordance with the provisions of the Plan) for the shares of Common Stock purchased by exercise of an Option as soon as practicable after due exercise and payment of the aggregate Option Price for such shares. A separate stock certificate or separate stock certificates shall be issued for any shares of Common Stock purchased pursuant to the exercise of an Option that is an Incentive Stock Option, which certificate or certificates shall not include any shares of Common Stock that were purchased pursuant to the exercise of an Option that is a Nonqualified Stock Option.

(b) Conditions. The Company shall not be required to issue or deliver any certificate for shares of Common Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

(i) the completion of any registration or other qualification of such shares, under any federal or state law or under the rulings or regulations of the SEC or any other governmental regulatory body, that the Committee shall in its sole discretion deem necessary or advisable;

(ii) the obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable;

(iii) the lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience; (iv) satisfaction by the Optionee of all applicable withholding taxes or other withholding liabilities; and

(v) if required by the Committee, in its sole discretion, the receipt by the Company from an Optionee of (A) a representation in writing that the shares of Common Stock received upon exercise of an Option are being acquired for investment and not with a view to distribution and (B) such other representations and warranties as are deemed necessary by counsel to the Company.

(c) Legends. The Company reserves the right to legend any certificate for shares of Common Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.
III.     RESTRICTED STOCK
      1. Definition. Restricted Stock Awards are grants of Shares to Participants, the vesting of which is subject to a required period of employment and any other conditions established by the Committee or by the terms of this Plan.
      2. Eligibility. The Committee shall designate the Participants to whom Restricted Stock is to be awarded and the number of Shares that are subject to the Award.
      3. Terms and Conditions of Awards. All Restricted Stock awarded to Participants under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Committee in its sole discretion and as shall be contained in the Award agreement.

(a) Restricted Stock shall be subject to vesting restrictions preventing its sale or transfer until the vesting restrictions set forth in the Award have been met (the “Restricted Period”). Restricted Stock awarded to Participants shall vest over a period of no less than three years, at such intervals as the Committee shall determine, with the following exceptions: (i) the minimum vesting period may be one year if the vesting of such Award is conditioned upon meeting performance criteria, (ii) an Award of Restricted Stock may provide for accelerated vesting arising upon death, disability, or a Change in Control, and (iii) no minimum vesting period shall be required for Awards of Restricted Stock to non-employee directors. Such restrictions shall lapse as to the Restricted Stock in accordance with the time(s) and number(s) of Shares as to which the Restricted Period expires, as set forth in the Agreement with the Participant. Except for such restrictions, the Participant as owner of such Stock shall have all the rights of a stockholder, including but not limited to the right to receive all dividends on such Stock.

(b) The Committee may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants, but in no case shall the length of the Restricted Period, as adjusted, be less than one year except as provided above.

(c) Except as otherwise determined by the Committee in its sole discretion, a Participant whose employment or service with the Company and all Subsidiaries terminates prior to the end of the Restricted Period for any reason shall forfeit all Restricted Stock remaining subject to any outstanding Restricted Stock Award which have not then vested in accordance with the Award agreement.

(d) Each certificate issued in respect of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, at the discretion of the Committee, each such certificate may be deposited with the Company or in a bank designated by the Committee. Each such certificate shall bear the following (or a similar) legend:

“The transferability of this certificate and the Shares represented hereby are subject to the terms and conditions (including forfeiture) contained in the PIONEER COMPANIES, INC. Stock Incentive Plan and an agreement entered into between the registered owner and PIONEER COMPANIES, INC. A copy of such plan and agreement is on file in the office of the Secretary of PIONEER COMPANIES, INC., 700 Louisiana, Suite 4300, Houston, TX 77002, or if the Company changes its principal office, at the address of such new principal office.”

(e) As the Restricted Period for Restricted Stock expires and such restrictions lapse, such Restricted Stock shall be held by a Participant (or his or her legal representative, beneficiary or heir) free of all restrictions imposed by the Plan and the Award agreement. Such Shares shall nevertheless continue to be subject to any restriction imposed under applicable securities laws.
IV.     RESTRICTED STOCK UNITS, STOCK BONUSES
AND PERFORMANCE SHARES
      1. Definition. A Restricted Stock Unit Award is the grant of a right to receive Stock in the future. A Stock Bonus is the grant of a bonus award in the form of Shares of Stock. Performance Shares are Awards to Participants who may receive value for the Performance Shares at the end of a performance period. The number of Performance Shares earned, and value received for them, will be contingent on the degree to which the performance measures established at the time of the initial Award are met. Performance-based Awards shall be earned by Participants only if specified performance goals are satisfied in the applicable performance cycle. The Committee shall, in its sole discretion, determine the officers and other key Employees eligible to receive Restricted Stock Units, Stock Bonuses, and Performance Shares. At the time each grant of a performance-based Award is made, the Committee shall establish the applicable performance cycle, the performance measure and performance goals in respect of such performance-based Award. The number of shares of Stock and/or the amount of cash earned and payable in settlement of a performance-based Award shall be determined by the Committee at the end of the performance cycle.
      2. Eligibility. The Committee shall designate the Participants to whom Restricted Stock Units, Stock Bonuses and Performance Shares are to be awarded, and the number of Shares to be the subject of such Awards.
      3. Terms and Conditions of Awards. For each Participant, the Committee will determine the timing of Awards; the number of Restricted Stock Units, Shares of Stock or Performance Shares awarded; the vesting requirements and other conditions applicable to Restricted Stock Units, Stock Bonuses and Performance Shares; whether Participants may elect to defer delivery of the Shares payable upon vesting of Restricted Stock Units, Stock Bonuses or Performance Shares; the value of Performance Shares; which may be stated either in cash or in Stock; the performance measures used for determining whether the Performance Shares are earned; the performance period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Shares are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period; the number of earned Performance Shares that will be paid in cash and/or Stock.; and whether any dividends or dividend equivalents will be paid on Restricted Stock Units, either currently or on a deferred basis.

(a) The minimum period over which Restricted Stock Units and Stock Bonuses awarded to a Participant may vest shall be three (3) years following the date of the Award (at such intervals as the Committee shall determine), with the following exceptions: (i) the minimum vesting period may be one year if the vesting of such Award is conditioned upon meeting performance criteria, (ii) an Award of Restricted Stock Units or Stock Bonuses may provide for accelerated vesting arising upon death, disability, or a Change in Control, and (iii) no minimum vesting period shall be required for Awards of Restricted Stock Units or Stock Bonuses to non-employee directors.

(b) The Committee may in its discretion, at any time after the date of the award of Restricted Stock Units or Stock Bonuses, adjust the vesting period to account for individual circumstances of a Participant or group of Participants, but in no case shall the adjusted vesting period be less than one year except as provided above.

(c) Except as otherwise determined by the Committee in its sole discretion, a Participant whose employment or service with the Company and all Subsidiaries terminates prior to the full vesting of an

Award of Restricted Stock Units or Stock Bonuses for any reason shall forfeit all unvested Restricted Stock Units and Stock Bonuses.

      4. Performance-Based Awards Qualifying under Section 162(m) of the Code. The Committee may grant Performance Shares that qualify as “performance-based compensation” under Section 162(m) of the Code and the Treasury Regulations issued thereunder. Each Performance-Based Award shall provide that, in order for a Participant to earn all or a portion of the cash or Stock subject to such Performance-Based Award, the Company must achieve certain Performance Goals over a designated Performance Cycle having a minimum duration of one year. The Performance Goals and Performance Cycle shall be established by the Committee in its sole discretion. The grant of the Awards and the establishment of the Performance Goals shall be made during the period required under Code Section 162(m) and in accordance with Code Section 409A to the extent applicable. The Committee shall establish a Performance Measure for each Performance Cycle for determining the portion of the Performance-Based Award which will be earned or forfeited, based on the extent to which the Performance Goals are achieved or exceeded. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Performance-Based Award based on the level attained. Once established by the Committee, the Performance Goals and the Performance Measure in respect of any Performance-Based Award shall not be changed. The Committee may, in its discretion, eliminate or reduce (but not increase) the amount of any Performance-Based Award that otherwise would be payable to a Participant upon attainment of the Performance Goal(s) unless the Participant has a vested right under applicable employment law to receive the full Performance-Based Award.
      5. Payment. The Committee will compare the actual performance to the performance measures established for the performance period and determine the number of Performance Shares to be paid and their value. Payment for Performance Shares earned shall be wholly in cash, wholly in Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Committee shall determine. The Committee will determine the number of earned Shares to be paid in cash and the number to be paid in Stock. For Performance Shares awarded in Stock, one Share will be paid for each Share earned, or cash will be paid for each Share earned equal to either (a) the Fair Market Value of a Share at the end of the Performance Period or (b) the Fair Market Value of a Share averaged for a number of days determined by the Committee. For Performance Shares awarded in cash, the value of each Share earned will be paid in its initial cash value, or Shares will be distributed based on the cash value of the Shares earned divided by (a) the Fair Market Value of a Share at the end of the Performance Period or (b) the Fair Market Value of a Share averaged for a number of days determined by the Committee.
      6. Retirement, Death, Disability or Termination. A Participant whose employment or service with the Company and all Subsidiaries terminates during a performance period because of death, disability or retirement shall be entitled to the prorated value of earned Performance Shares issued with respect to that performance period, at the conclusion of the performance period based on the ratio of the months of employment or service during the period to the total months of the performance period. If a Participant’s employment or service with the Company and all Subsidiaries terminates during a performance period for any reason other than death, disability or retirement, the Performance Shares issued with respect to that performance period will be forfeited on the date such Participant’s employment or service terminates. Notwithstanding the foregoing provisions of this Part IV, if a Participant’s employment or service with the Company and all Subsidiaries terminates before the end of the Performance Period with respect to any Performance Shares awarded to him, the Committee may determine that the Participant will be entitled to receive all or any portion of the Shares that he or she would otherwise receive, and may accelerate the determination and payment of the value of such Shares or make such other adjustments as the Committee, in its sole discretion, deems desirable.
V.     STOCK APPRECIATION RIGHTS
      1. Definition. A “Stock Appreciation Right” consists of a right to receive a payment, in cash or Shares, equal to the excess of the Fair Market Value of a specified number of Shares on the date the Stock

Appreciation Right is exercised, over a specified strike price which shall be no less than the Fair Market Value of the Shares on the date of the Award.
      2. Eligibility. The Committee shall designate the Participants to whom Stock Appreciation Rights are to be awarded, and the number of Shares to be the subject of such Awards. Notwithstanding anything elsewhere in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Stock Appreciation Rights granted to any Participant during any one calendar year shall be 250,000 shares, subject to adjustments as provided in Part I, Section 4(d) hereof.

(a) Terms and Conditions of Awards. For each Participant, the Committee will determine the timing of Awards; the number of Stock Appreciation Rights awarded; the vesting requirements and other conditions applicable to the Stock Appreciation Rights; and the medium of payment for Awards, which may be either wholly or partly in cash or in Common Stock.

(b) Minimum Term of Awards; Vesting of Awards. The term of each Stock Appreciation Right shall be for such period as may be determined by the Committee; provided, that in no event shall such term exceed a period of 10 years from the date of its grant. The minimum period over which a Stock Appreciation Right awarded to a Participant may vest shall be three (3) years following the date of the Award (and at such intervals as the Committee may determine), with the following exceptions: (i) the minimum vesting period may be one year if the vesting of such Award is conditioned upon meeting performance criteria, (ii) an Award of Stock Appreciation Rights may provide for accelerated vesting arising upon death, disability, or a Change in Control, and (iii) no minimum vesting period shall be required for Awards of Stock Appreciation Rights to non-employee directors.

(c) The Committee may in its discretion, at any time after the date of the award of Stock Appreciation Rights, adjust the vesting period to account for individual circumstances of a Participant or group of Participants, but in no case shall the adjusted vesting period be less than one year except as provided above.

(d) Except as otherwise determined by the Committee in its sole discretion, a Participant whose employment or service with the Company and all Subsidiaries terminates prior to the full vesting of an Award of Stock Appreciation Rights for any reason shall forfeit all unvested Stock Appreciation Rights.
      3. Prohibition on Certain Actions. The Committee is expressly prohibited from: (i) cancelling outstanding Stock Appreciation Rights and awarding Stock Appreciation Rights in exchange therefor with a lower strike price; (ii) amending outstanding Stock Appreciation Rights to reduce the strike price; or (iii) providing that the Company shall purchase, in exchange for cash or Common Stock, outstanding Stock Appreciation Rights with a strike price which is more than the Fair Market Value of Common Stock at the date of the exchange.
VI.     MISCELLANEOUS PROVISIONS
      1. Amendment and Termination of Plan. The Committee may at any time and in any way amend, suspend or terminate the Plan; provided, however, that no amendment of the Plan shall be made without shareholder approval (i) if shareholder approval is required by law, regulations, or stock exchange rule; or (ii) if such amendment would authorize the Committee or the Board to reprice outstanding stock options. No amendment, suspension or termination of the Plan shall alter or impair any Option, share of Restricted Stock, Restricted Stock Unit, Stock Appreciation Right or Performance Share previously awarded under the Plan without the consent of the holder thereof.
      2. Section 409A Compliance. The Plan is intended to comply in all respects with the requirements of Section 409A of the Code applicable to deferred compensation, and shall be construed and interpreted on a basis consistent with such intent. The Committee reserves the right to amend the Plan and the terms of any Award under the Plan (including retroactively) as necessary to comply with the requirements of Section 409A of the Code and final regulatory guidance issued thereunder. To the extent that any provision of the Plan (or any Award) or action by the Board or Committee would subject any Participant to liability for interest or additional taxes under Code Section 409A(1)(B), it will be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

      3. No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards and the terms and conditions of Awards need not be the same with respect to each recipient.
      4. Withholding. The Company or any affiliate is authorized to withhold from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, shares, other securities, shares that would otherwise be issued pursuant to such Award, other Awards or other property) of any applicable taxes payable in respect of an Award, its exercise, vesting, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. In addition, the Committee may provide, in an Award agreement, that the Participant may direct the Company to satisfy such Participant’s tax obligation through the withholding of shares otherwise to be acquired upon the exercise, payment or vesting of such Award.
      5. No Right to Employment. The grant of an Award shall not be construed as giving the Participant the right to be retained in the employ of the Company or any affiliate. Further, the Company or an affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award agreement.
      6. Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.
      7. Severability. If any provision of the Plan or an Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award agreement, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
      8. Other Laws. The Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance of transfer or such shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by an Optionee, other holder or beneficiary in connection with the exercise of such Option shall be promptly refunded to the relevant Optionee, holder or beneficiary.
      9. No Trust or Fund Created. Neither the Plan nor an Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any affiliate.
      10. No Fractional Shares. No fractional shares shall be issued or delivered pursuant to the Plan or any Award agreement, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares or whether such fractional shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.
      11. Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
      12. Effective Date of the Plan. The Plan as amended and restated shall be effective upon the date that stockholder approval of the Plan is obtained, May, 2, 2006.

ANNUAL MEETING OF STOCKHOLDERS OF
PIONEER COMPANIES, INC.
May 2, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ò Please detach along perforated line and mail in the envelope provided. ò

Directors recommend a vote “FOR” proposal 1, election of all director nominees, and “FOR” proposal 2 and 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

1.	Election of six directors for a term expiring in 2007.

☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: O Robert E. Allen O Marvin E. Lesser O Michael Y. McGovern O Charles L. Mears O David A. Scholes O Richard L. Urbanowski

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the Pioneer Companies, Inc. 2006 Stock Incentive Plan.	☐	☐	☐

3.	Proposal to ratify the Board of Directors’ selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the current year.	☐	☐	☐

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxy cannot vote your shares unless you sign and return this card in the enclosed postage paid envelope.

     This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” proposal 1, election of all director nominees, “FOR” proposal 2, approval of the Pioneer Companies, Inc. 2006 Stock Incentive Plan, and “FOR” proposal 3, ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company.

The signor hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THANK YOU.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PIONEER COMPANIES, INC.
Proxy Solicited on Behalf of the Board of Directors
for the May 2, 2006 Annual Meeting
     The undersigned hereby constitutes and appoints Michael Y. McGovern and Gary L. Pittman, and each of them, as the undersigned’s true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Pioneer Companies, Inc. (the “Company”) to be held at the Lancaster Hotel, 701 Texas Avenue, Houston, Texas, on Tuesday, May 2, 2006, at 9:00 a.m., and any adjournments thereof, on all matters coming before said meeting.
     Directors recommend a vote “FOR” proposal 1, election of all director nominees, “FOR” proposal 2, approval of the Pioneer Companies, Inc. 2006 Stock Incentive Plan, and “FOR” proposal 3, ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the current year.
(Continued and to be signed on the reverse side)